                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 2000

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)

                     CHASE MANHATTAN AUTO OWNER TRUST 1998-A
                     ---------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)

         United States                   333-36939               22-2382082
------------------------------  ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)


           802 Delaware Avenue, Wilmington, Delaware         19801
           -----------------------------------------     ------------
           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-A is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of February 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On December 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits    Description
                  --------    ------------

                  20.1 Monthly Statement to Certificateholder with respect to the December 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 26, 2000

                             By: THE CHASE MANHATTAN BANK,
                             USA, NATIONAL ASSOCIATION
                             as Servicer

                             By: /s/ Patricia Garvey
                             -----------------------------------
                             Name: Patricia Garvey
                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
-----------                     -------------
20.1                            Statement to Certificateholders dated
                                December 15, 2000 delivered pursuant to
                                Section 5.8 of the Sale and Servicing
                                Agreement dated as of February 1, 1998.